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Exhibit 32.2

CERTIFICATION
of
Thomas R. Reeg
President and Chief Financial Officer

        I, Thomas R. Reeg, President and Chief Financial Officer of Eldorado Resorts, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2015 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  2.
  The information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: November 1, 2016

/s/ THOMAS R. REEG Thomas R. Reeg President and Chief Financial Officer

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  Exhibit 32.2
CERTIFICATION of Thomas R. Reeg President and Chief Financial Officer